Accounts Receivable, Net - Summary Of Movement Of The Expected Credit Loss Provision For Accounts Receivable (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Balance at beginning of year	¥ (3,684)	¥ (4,382)	¥ (5,424)
Reversal (provision) for expected credit losses	(977)	36	360
Write-off	13	662	682
Balance at end of the year	¥ (4,648)	¥ (3,684)	¥ (4,382)